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                                     ECOLAB INC.
                               ADMINISTRATIVE DOCUMENT
                           FOR NON-QUALIFIED BENEFIT PLANS

                            FIRST DECLARATION OF AMENDMENT


Pursuant to Section 5.1 of the Ecolab Inc. Administrative Document for Non-Qualified Benefit Plans ("Administrative Document"), the Company amends the Administrative Document as set forth below.

1. Section 2.6 of the Administrative Document is hereby amended by adding the following sentence to the end thereof.

     "Notwithstanding the foregoing, the Company may (but shall not be required to) guarantee some or all of the obligations of one or more Employers under any one or all of the Plans, with respect to one or more Executives or Death Beneficiaries, to the extent determined by the Company in its sole and absolute discretion."

2. This amendment to the Administrative Document shall be effective as of November 13, 1997.

IN WITNESS WHEREOF, the Company has caused this instrument to be executed by its authorized officers and its corporate seal affixed, this 11th day of November, 1997.

                                        ECOLAB INC.



(Seal)                                  By:  /s/ Michael E. Shannon
                                             ----------------------------
                                        Michael E. Shannon
                                        Chairman of the Board, Chief Financial
                                        and Administrative Officer



Attest:  /s/ Kenneth A. Iverson
         --------------------------
         Kenneth A. Iverson
         Vice President and Secretary